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                                                                  Exhibit 10.8.3


[ART WORK]



CHEMICAL BANK                              June 10, 1996
270 Park Avenue
New York, NY 10017-2070                    An Amendment and Waiver to Loan
                                           Agreements dated September 28, 1995
                                           and November 12, 1992, with the
                                           instruments and agreements executed
                                           and delivered in connection
                                           therewith, and Guaranties dated
                                           September 28, 1995 and December 1,
                                           1995 (collectively, the "Agreements")
                                           by and among Garden State
                                           Nutritionals, Inc. and Windmill
                                           Marketing Services, Inc. (the
                                           "Borrowers") and Chemical Bank, a New
                                           York banking corporation (together
                                           with its successors and/or assigns,
                                           the "Bank").



Mr. Stephen J. Young


Garden State Nutritionals, Inc.


100 Lehigh Drive


Fairfield, New Jersey 07004



Dear Steve:



Whereas, the Borrowers have requested and the Bank has agreed, subject to the terms and conditions of this letter, to amend and waive the Agreements in certain aspects.



Now, Therefore, in consideration of the premises and of the mutual covenants and agreements hereinafter set forth, the parties hereto agree as follows:



     1. Borrowers have advised the Bank that they shall merge into a newly formed corporation named Vitaquest International, Inc. ("Vitaquest"). The Bank hereby consents thereto, notwithstanding anything to the contrary contained in any of the Agreements provided that the conditions set forth in Section 4(a), Section 4(b) and Section 4(c), as it applies to a post-merger balance sheet of Vitaquest, below are satisfied. In addition, for the period ended March 31, 1996, the Bank agrees to accept the unaudited, combining financial statement of the Borrowers and Celebrity International, Inc. t/a Celmark International in satisfaction of the quarterly financial requirements in the Affirmative Covenant sections of the Agreements.



     2. You have advised the Bank that, on May 13, 1996, Vitaquest filed with the Securities and Exchange Commission, a preliminary Registration Statement for the Initial Public Offering of shares of its Capital Stock. If such Registration Statement is declared effective and Vitaquest receives at least $30,000,000 of gross proceeds therefrom, then notwithstanding anything to the contrary contained in any of the Agreements provided that Vitaquest delivers to the Bank a copy of its opening balance sheet after such Initial Public Offering (condition c of Section 4 below in respect of initial public offering) and a copy of the final Registration Statement (condition d of Section 4 below) the Bank agrees that:



           (a) Vitaquest may incur indebtedness to the holders of its stock prior to such declaration of effectiveness, equal to the amount of undistributed 1996 S corporation earnings of the Borrowers;

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           (b)  Vitaquest shall have the right to loan or contribute the net proceeds of such Initial Public Offering to a wholly-owned to-be formed subsidiary of Vitaquest, provided that:



                (i) such subsidiary is and remains qualified as an investment company under N.J.S.A. 54: 10A-27; and



                (ii) prior to any such loan or contribution, such subsidiary executes and delivers to the Bank such guarantee of the obligations of the Borrowers and Vitaquest to the Bank as the Bank shall require:



           (c) Section 4(I) of the November 12, 1992 Loan Agreement and Section 8.8(a) of the September 28, 1995 Loan Agreement are hereby amended to read as follows:



                "4(I): Permit any change in the ownership of Borrower, except that (x) Borrower's majority shareholders; Edward, Keith and Frank Frankel and trusts established for the benefit of any of them may acquire the minority interest in Borrower without the consent of the Bank, and (y) such ownership may change provided that same does not result in Edward Frankel, Keith Frankel and Frank Frankel and any trusts established for the benefit of any of them, owning in the aggregate less than 25% of the issued and outstanding shares of Capital Stock of the Borrower".



                "8.8(a): Edward Frankel, Keith Frankel and Frank Frankel and any trust established for the benefit of any of them do not own, in the aggregate, at least 25% of the issued and outstanding shares of Capital Stock of the Borrower; or"



     3. The Bank agrees to an increase in allowable capital expenditures from $300,000 to $5,000,000 total for the combined years ended 12/31/96 and 12/31/97 ONLY. If the Initial Public Offering is complete, the $5,000,000 capital expenditures will be paid for out of capital raised in the public offering. If the public offering is not complete, the capital expenditures will be paid for by cash flow from the operations of Vitaquest.



     4. This Amendment and Waiver is subject to receipt and satisfactory review by the Bank of the following:



           (a) A certificate signed by a senior officer or officers of Vitaquest and the Borrowers certifying:



                (i) that the copies of the Certificate of Incorporation and By-laws of Vitaquest, Plan of Merger of Vitaquest and the Borrowers, and resolutions adopted by the boards of directors of Vitaquest and the Borrowers adopting the Plan of Merger, all as delivered to the Bank on May 22, 1996, are true and correct in all respects and remain in full force and effect without amendment; and



           (b) the Certificate of Merger merging Vitaquest and the Borrowers, filed in the offices of the Secretary of State of the State of New Jersey and Delaware; and



           (c) the opening balance sheet of Vitaquest after the merger and Initial Public Offering;



           (d) the final S.E.C. Registration Statement for the Initial Public Offering; and



           (e) an agreement, in form and substance reasonably satisfactory to the Bank, by Vitaquest assuming and agreeing to be responsible for the obligations of the Borrowers to the Bank.



Except as expressly waived or consented to hereby, the Agreements shall remain in full force and effect in accordance with the original terms thereof. The waivers herein contained are limited specifically to the matter set forth above and do not constitute directly or by implication waiver of any other provision of the Agreements or any default which may occur or may have occurred under the Agreements.

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In witness whereof, the parties have caused this Amendment and Waiver to the
Agreements to be duly executed by their authorized officers all as of the day and year first above written.



Chemical Bank                                    Garden State Nutritionals, Inc.
By:        /s/  Stephen W.                       By: /s/  Edward M. Frankel
  Revis                                          --------------------------------------------
- --------------------------------------------     Title: President
Stephen W. Revis
Vice President                                   By: /s/  Stephen J. Young
                                                 --------------------------------------------
                                                 Title: Vice President, Finance
                                                 Vitaquest International Inc.
                                                 By: /s/  Edward M. Frankel
                                                 --------------------------------------------
                                                 Title: President
                                                 By: /s/  Stephen J. Young
                                                 --------------------------------------------
                                                 Title: Secretary
                                                 Windmill Marketing Services, Inc.
                                                 By: /s/  Edward M. Frankel
                                                 --------------------------------------------
                                                 Title: President
                                                 By: /s/  Stephen J. Young
                                                 --------------------------------------------
                                                 Title: Vice President, Finance